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                                                                   EXHIBIT 23(b)

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 11, 1995, in the Registration Statement (Form S-4) and related Prospectus of Huntington Bancshares Incorporated for the registration of 1,300,000 shares of its common stock.

Columbus, Ohio
March 6, 1995


                            /s/ Ernst & Young LLP